UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6665 Millcreek Dr. Unit 1,
Mississauga ON Canada
L5N 5M4
(Address of principal executive offices)
+1 (905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of MedAvail Holdings, Inc. (the "Company") was held on June 29, 2021, via live webcast. As of May 3, 2021, the record date of the Annual Meeting, 31,945,803 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 26,205,206 shares, or approximately 82.03%, of the Company’s common stock, constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 30, 2021. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below:

Proposal 1: Election of Directors. The stockholders voted for the following nominees as Class I directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The following sets forth the results of the voting with respect to this proposal:

Nominee	For	Against	Withheld	Broker Non-Votes
Ed Kilroy	24,911,489	—	7,884	1,285,833
Gerard van Hamel Platerink	24,911,199	—	8,174	1,285,833

Based on the votes set forth above, each director nominee was duly elected to serve until the 2024 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain
26,154,619	47,452	3,135

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3: Advisory Vote on Named Executive Officer Compensation. The stockholders voted for, on a non-binding advisory basis, the approval of named executive officer compensation. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
24,892,228	8,015	19,130	1,285,833

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: June 29, 2021	By:	/s/ Ed Kilroy
Ed Kilroy Chief Executive Officer